UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 30, 2017

First Horizon National Corporation
(Exact Name of Registrant as Specified in its Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

165 MADISON AVENUE, MEMPHIS, TENNESSEE 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 523-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.          Completion of Acquisition or Disposition of Assets.

Effective November 30, 2017, pursuant to the Agreement and Plan of Merger, dated May 3, 2017 (the “Merger Agreement”), by and among First Horizon National Corporation, a Tennessee corporation (“First Horizon”), Capital Bank Financial Corp., a Delaware corporation (“Capital Bank Financial”), and Firestone Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of First Horizon (“Merger Sub”), Merger Sub merged with and into Capital Bank Financial (the “Merger”), with Capital Bank Financial as the surviving corporation in the Merger. Immediately after the Merger, Capital Bank Financial merged with and into First Horizon (the “Second Step Merger”, and together with the Merger, the “Mergers”), with First Horizon as the surviving corporation in the Second Step Merger. Following the Mergers, Capital Bank Financial’s wholly-owned bank subsidiary, Capital Bank Corporation (“Capital Bank”), a North Carolina state chartered bank, merged with and into First Horizon’s bank subsidiary, First Tennessee Bank National Association (the “Bank”) (the “Bank Merger”, and together with the Mergers, the “Transaction”), with the Bank as the surviving entity in the Bank Merger.

Under the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Capital Bank Financial’s Class A Common Stock and Class B Non-Voting Common Stock (together, “Capital Bank Financial Common Stock”) was converted into the right to receive either $40.573 in cash (the “Cash Consideration”) or 2.1732 shares of First Horizon’s Common Stock (the “Stock Consideration” and together with the Cash Consideration, the “Merger Consideration”), at the election of the holder of such share of Capital Bank Financial Common Stock, subject to procedures applicable to oversubscription and undersubscription for Cash Consideration set forth in the Merger Agreement. The aggregate amount of Cash Consideration will equal $410,535,300, with approximately 10,118,435 shares of Capital Bank Financial Common Stock being converted into the right to receive the Cash Consideration and the remaining shares being converted into the right to receive the Stock Consideration. First Horizon currently expects to issue an aggregate of approximately 92,044,538 shares of First Horizon Common Stock as Stock Consideration. Based on initial results of Capital Bank Financial stockholder elections of Merger Consideration, the Cash Consideration is oversubscribed. Accordingly, it is currently expected that Capital Bank Financial stockholders who validly elected to receive the Cash Consideration will receive approximately 46% of the Merger Consideration payable to them in cash and 54% in the form of First Horizon Common Stock. Capital Bank Financial stockholders who validly elected to receive the Stock Consideration or made no election will receive the Merger Consideration payable to them solely in the form of First Horizon Common Stock (and, if applicable, cash in lieu of fractional shares). The exchange agent for the Merger is required to effect the final allocation of the Merger Consideration by December 7, 2017. Each share of First Horizon Common Stock, par value $0.625 per share (the “First Horizon Common Stock”) issued and outstanding immediately prior to the Effective Time remained issued and outstanding and was unaffected by the Merger.

In addition, at the Effective Time, each outstanding option granted by Capital Bank Financial to purchase shares of Capital Bank Financial Common Stock (a “Capital Bank Financial Stock Option”) fully vested (to the extent unvested) and was assumed, on the same terms and conditions, by First Horizon and converted into an option to purchase a number of shares of First Horizon Common Stock (rounded down to the nearest whole share) that equals the product of (A) the number of shares of Capital Bank Financial Common Stock subject to such Capital Bank Financial Stock Option immediately prior to the Effective Time multiplied by (B) 2.1732 (the “Exchange Ratio”), at an exercise price per share of First Horizon Common Stock (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of Capital Bank Financial Common Stock of such Capital Bank Financial Stock Option divided by (B) the Exchange Ratio. Each restricted share of Capital Bank Financial that was outstanding immediately prior to the Effective Time was cancelled and converted automatically into the right to receive an amount in cash equal to the Cash Consideration, less applicable tax withholdings.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to First Horizon’s Current Report on Form 8-K filed on May 5, 2017 and is incorporated by reference herein.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Transaction, certain trusts that were unconsolidated subsidiaries of Capital Bank Financial became unconsolidated subsidiaries of First Horizon. In connection with the Transaction, First Horizon assumed, through the execution of supplemental indentures, the following indentures and securities issued thereunder and Capital Bank Financial’s rights and obligations relating to these trusts and certain capital securities issued and sold by these trusts, including trust preferred securities (“TruPS”):

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1. Cumberland Capital Statutory Trust II
Indenture	Indenture, dated July 31, 2001 (as supplemented by the first supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to Cumberland Bancorp, Incorporated and Green Bankshares, Inc.) and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association)
Debentures	Floating Rate Junior Subordinated Deferrable Interest Debentures due 2031
Maturity	July 31, 2031
Interest/Distribution Rate	Three-month LIBOR plus 3.58%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$4,000,000
Principal Amount of Debentures as of September 30, 2017	$4,124,000

2. TIBFL Statutory Trust II
Indenture	Junior Subordinated Indenture, dated July 31, 2001 (as supplemented by the first supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to TIB Financial Corp.) and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association)
Debentures	Junior Subordinated Notes due 2031
Maturity	July 31, 2031
Interest/Distribution Rate	Three-month LIBOR plus 3.58%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$5,000,000
Principal Amount of Debentures as of September 30, 2017	$5,155,000

3. Catawba Valley Capital Trust II
Indenture	Junior Subordinated Indenture, dated December 20, 2002 (as supplemented by the first supplemental indenture dated as of April 28, 2006 and the second supplemental indenture dated as of October 26, 2016), between Capital Bank Financial (as successor-in-interest to CommunityOne Bancorp and United Community Bancorp) and The Bank of New York Mellon Trust Company, National Association (as successor in interest to The Bank of New York)
Debentures	Junior Subordinated Notes due 2032
Maturity	December 30, 2032
Interest/Distribution Rate	Three-month LIBOR plus 3.35%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$5,000,000
Principal Amount of Debentures as of September 30, 2017	$5,155,000

4. Capital Bank Statutory Trust I
Indenture	Indenture, dated June 26, 2003 (as supplemented by the first supplemental indenture dated as of September 24, 2012), between Capital Bank Financial (as successor-in-interest to Capital Bank Corporation) and U.S. Bank National Association
Debentures	Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033
Maturity	June 26, 2033
Interest/Distribution Rate	Three-month LIBOR plus 3.10%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$10,000,000
Principal Amount of Debentures as of September 30, 2017	$10,310,000
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5. Greene County Capital Trust I
Indenture	Indenture, dated September 25, 2003 (as supplemented by the first supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to Greene County Bankshares, Inc. and Green Bankshares, Inc.) and Wilmington Trust Company
Debentures	Floating Rate Junior Subordinated Debt Securities due 2033
Maturity	October 8, 2033
Interest/Distribution Rate	Three-month LIBOR plus 2.85%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$10,000,000
Principal Amount of Debentures as of September 30, 2017	$10,310,000

6. Capital Bank Statutory Trust II
Indenture	Indenture, dated December 30, 2003 (as supplemented by the first supplemental indenture dated as of September 24, 2012), between Capital Bank Financial (as successor-in-interest to Capital Bank Corporation) and Wells Fargo Bank, National Association
Debentures	Floating Rate Junior Subordinated Debt Securities due 2034
Maturity	February 8, 2034
Interest/Distribution Rate	Three-month LIBOR plus 2.85%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$10,000,000
Principal Amount of Debentures as of September 30, 2017	$10,310,000

7. Greene County Capital Trust II
Indenture	Indenture, dated June 28, 2005 (as supplemented by the first supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to Greene County Bancshares, Inc. and Green Bankshares, Inc.) and The Bank of New York Mellon Trust Company, National Association (as successor in interest to JPMorgan Chase Bank, National Association)
Debentures	Junior Subordinated Debt Securities due 2035
Maturity	June 28, 2035
Interest/Distribution Rate	Three-month LIBOR plus 1.68%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$3,000,000
Principal Amount of Debentures as of September 30, 2017	$3,093,000

8. FNB United Statutory Trust I
Indenture	Indenture, dated November 4, 2005 (as supplemented by the first supplemental indenture dated as of October 26, 2016), between Capital Bank Financial (as successor-in-interest to CommunityOne Bancorp and FNB Corp.) and U.S. Bank National Association
Debentures	Junior Subordinated Debt Securities due 2035
Maturity	December 15, 2035
Interest/Distribution Rate	Three-month LIBOR plus 1.37%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$20,000,000
Principal Amount of Debentures as of September 30, 2017	$20,619,000
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9. Capital Bank Statutory Trust III
Indenture	Indenture, dated December 22, 2005 (as supplemented by the first supplemental indenture dated as of September 24, 2012), between Capital Bank Financial (as successor-in-interest to Capital Bank Corporation) and U.S. Bank National Association
Debentures	Junior Subordinated Debt Securities due 2036
Maturity	March 15, 2036
Interest/Distribution Rate	Three-month LIBOR plus 1.40%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$10,000,000
Principal Amount of Debentures as of September 30, 2017	$10,310,000

10. Civitas Statutory Trust I
Indenture	Indenture, dated December 28, 2005 (as supplemented by the first supplemental indenture dated as of May 18, 2007, and the second supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to Green Bankshares, Inc. and Civitas BankGroup, Inc.) and Wilmington Trust Company
Debentures	Floating Rate Junior Subordinated Deferrable Interest Debentures due 2036
Maturity	March 15, 2036
Interest/Distribution Rate	Three-month LIBOR plus 1.54%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$13,000,000
Principal Amount of Debentures as of September 30, 2017	$13,403,000

11. FNB United Statutory Trust II
Indenture	Junior Subordinated Indenture, dated April 27, 2006 (as supplemented by the first supplemental indenture dated as of October 26, 2016), between Capital Bank Financial (as successor-in-interest to CommunityOne Bancorp and FNB Corp.) and Wilmington Trust Company
Debentures	Floating Rate Junior Subordinated Notes due 2036
Maturity	June 30, 2036
Interest/Distribution Rate	Three-month LIBOR plus 1.32%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$30,000,000
Principal Amount of Debentures as of September 30, 2017	$30,928,000

12. TIBFL Statutory Trust III
Indenture	Indenture, dated June 23, 2006 (as supplemented by the first supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to TIB Financial Corp.) and Wells Fargo Bank, National Association
Debentures	Junior Subordinated Debt Securities due 2036
Maturity	July 7, 2036
Interest/Distribution Rate	Three-month LIBOR plus 1.55%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$20,000,000
Principal Amount of Debentures as of September 30, 2017	$20,619,000
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13. GreenBank Capital Trust I
Indenture	Junior Subordinated Indenture, dated May 16, 2007 (as supplemented by the first supplemental indenture dated as of September 20, 2012), between Capital Bank Financial (as successor-in-interest to Greene County Bancshares, Inc. and United Community Bancorp) and Wilmington Trust Company
Debentures	Floating Rate Junior Subordinated Notes due 2037
Maturity	June 15, 2037
Interest/Distribution Rate	Three-month LIBOR plus 1.65%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$56,000,000
Principal Amount of Debentures as of September 30, 2017	$57,732,000

14. Southern Community Capital Trust III
Indenture	Indenture, dated June 15, 2007 (as supplemented by the first supplemental indenture dated as of October 11, 2012), between Capital Bank Financial (as successor-in-interest to Southern Community Financial Corporation) and Wilmington Trust Company
Debentures	Floating Rate Junior Subordinated Debt Securities due 2037
Maturity	September 6, 2037
Interest/Distribution Rate	Three-month LIBOR plus 1.43%; reset quarterly
Principal Balance of TruPS as of September 30, 2017	$10,000,000
Principal Amount of Debentures as of September 30, 2017	$10,310,000

All of the debentures and TruPS are redeemable at First Horizon’s option. Interest on the debentures and distributions related to the TruPS are cumulative and accrue from the date of the original issuance of the applicable debentures or TruPS, but may be deferred by First Horizon from time to time for up to 20 consecutive quarterly periods. During any period in which there is an ongoing default or interest payments are being deferred, First Horizon may not, subject to certain exceptions, declare or pay dividends on, or redeem, purchase, or acquire, any of its capital stock, or make certain interest or principal payments with respect to its indebtedness ranking junior to or pari passu with the debentures. As of September 30, 2017, there was no deferred and unpaid interest on any of the debentures and no deferred and unpaid distributions related to any of the TruPS. First Horizon has irrevocably and unconditionally guaranteed the payment of all required distributions on the TruPS.

Under the indentures, either the applicable trustee or the holders of at least 25% of the aggregate principal amount of the applicable series of debentures outstanding have a right to accelerate payment of principal outstanding under such debentures if any specified event of default occurs under the applicable indenture.

Under each trust agreement, any proceeds received by the applicable trust upon payment or redemption of the related debentures will be used by such trust to redeem a pro-rata amount of the TruPS and the common securities issued by such trust.

The descriptions set forth above of each of the debentures and TruPS and of First Horizon’s obligations pursuant thereto are qualified in their entirety by reference to the applicable indenture, trust agreement and related guarantee.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     Election of Directors

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(1)     General Information.

Election to Boards. On November 30, 2017, the Board of Directors (“Board”) of First Horizon acted to elect Peter N. Foss and R. Eugene Taylor to the Board, effective on November 30, 2017, as a result of the completion of the Transaction. Messrs. Foss and Taylor also have been elected to the Board of Directors of the Bank. Messrs. Foss and Taylor are expected to stand for re-election to the Board by First Horizon’s shareholders at the April 2018 annual meeting.

Independence. Based on its review and the application of categorical standards, the Board has determined that Mr. Foss is independent under New York Stock Exchange listing standards. Mr. Taylor, who became an officer of First Horizon following the Transaction, is not independent under those standards.

Background of Peter N. Foss. Prior to his retirement in 2013, Mr. Foss served for 35 years in various leadership positions with General Electric Company, including most recently as General Manager for Enterprise Selling and as President of the General Electric Company’s Olympic Sponsorship and Corporate Accounts. He was rehired by GE in November 2013 to serve as leader of the GE/NFL Brain Research Program, a position he continues to hold today. Mr. Foss currently serves on the board of directors of Healthcare Trust of America, Inc. He was a member of the boards of directors of Capital Bank Financial and Capital Bank from 2009 until the Transaction closed in 2017. Mr. Foss previously served on the boards of directors of Capital Bank Corp., Green Bankshares, Inc. and TIB Financial Corp., each of which merged into Capital Bank Financial in 2012.

Background of R. Eugene Taylor. Mr. Taylor was Chairman of the Board of Directors and Chief Executive Officer of Capital Bank Financial, and a director of Capital Bank, from 2009 until the Transaction closed in 2017. Prior to 2009, Mr. Taylor spent 38 years at Bank of America Corporation, most recently as the Vice Chairman of the firm and President of Global Corporate & Investment Banking. Mr. Taylor also serves on the board of Sonic Automotive, Inc. and is Chairman of its compensation committee. He previously served on the boards of directors of Capital Bank Corp., Green Bankshares, Inc. and TIB Financial Corp., each of which merged into Capital Bank Financial in 2012.

Additional Information Concerning the Merger Agreement and Transaction Is Available. First Horizon filed a registration statement on Form S-4 (Reg. No. 333-219052) with the SEC which provides substantial additional information concerning the Merger Agreement and the Transaction, among other things. That registration statement, its exhibits and amendments, and a definitive proxy statement/prospectus dated July 28, 2017 (the “Prospectus”), all are available on the SEC’s public website www.sec.gov. Except to the extent expressly mentioned in this Report, those documents are not incorporated into this Report.

(2)     Election Arrangement. In the Merger Agreement First Horizon agreed to increase its Board size by two persons and to fill those vacancies with Mr. Taylor and another Capital Bank Financial director after the Transaction was effective. As mentioned in the Prospectus, First Horizon and Capital Bank Financial agreed that Mr. Foss will be the second director.

(3)     Committee Assignments. Mr. Foss has been appointed to serve on the Audit Committee and the Nominating and Corporate Governance Committee of First Horizon’s Board. Mr. Taylor has been appointed to serve on the Executive and Risk Committee of First Horizon’s Board.

(4)     Transactions. First Horizon, the Bank, and the subsidiaries of each, as applicable, have entered into lending transactions and/or other banking or financial services transactions in the ordinary course of business with First Horizon’s executive officers, directors, their immediate family members and affiliated entities, and the persons of which First Horizon is aware that beneficially own more than 5 percent of First Horizon’s common stock, and First Horizon expects to have such transactions in the future. Such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to First Horizon, and did not involve more than the normal risk of collectability or present other unfavorable features. First Horizon offers all employees (including Mr. Taylor) discounts on certain financial services (for example, no-fee domestic wire transfers). Mr. Taylor will be compensated as an officer and employee, and has an employment agreement with First Horizon, as discussed in (5) below.

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(5)     Compensation.

Compensation of Mr. Foss. Mr. Foss will be eligible to participate in First Horizon’s active compensation plans and programs for non-employee directors. Additional information concerning First Horizon’s plans and programs for non-employee directors is provided in the following previously-filed material, which is incorporated into this item by reference: the “Director Compensation” section of First Horizon’s proxy statement for the 2017 annual meeting of shareholders appearing on pages 71-74.

Compensation of Mr. Taylor. As an employee and officer of First Horizon, Mr. Taylor will not be compensated for his Board service. He will be eligible to participate in plans and programs applicable to employees and officers of First Horizon and the Bank. In addition, in anticipation of the Transaction, Mr. Taylor entered into an employment agreement with First Horizon which provides a framework for his salary, bonus opportunity, special and annual stock-based awards, and other employment matters during the agreement’s two-year term. For additional information, see the disclosures in the Prospectus under the heading “New Employment Agreement between First Horizon and R. Eugene Taylor” appearing on pages 99-100 of that document, which disclosures are incorporated into this Report. A conformed copy of Mr. Taylor’s employment agreement is filed with this Report as Exhibit 10.1.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of Bylaws

(1)   On November 30, 2017, First Horizon’s Board of Directors amended ARTICLE THREE, Section 3.2 of First Horizon’s Bylaws, as described in paragraph (2) below. The amended and restated Bylaws are filed herewith as Exhibit 3.1.

(2)   The amendment to Section 3.2 increases the size of First Horizon’s Board of Directors from eleven to thirteen persons. The increase took effect following completion of the Transaction which occurred on November 30, 2017.

Item 8.01.          Other Events

On December 1, 2017, First Horizon issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

The financial statements of Capital Bank Financial required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)     Pro-Forma Financial Information

The pro forma financial information required by this Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)     Exhibits

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The following exhibits are filed herewith:

Exhibit #	Description

2.1	Agreement and Plan of Merger, dated as of May 3, 2017, by and between First Horizon National Corporation, Capital Bank Financial Corp. and Firestone Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by First Horizon National Corporation on May 5, 2017)

3.1	Bylaws of First Horizon National Corporation, as amended and restated effective November 30, 2017

4.1	First Horizon agrees to furnish to the Securities and Exchange Commission upon request a copy of each instrument defining the long-term debt of First Horizon and its consolidated subsidiaries

10.1	Employment Agreement, dated as of May 3, 2017, by and between First Horizon National Corporation and R. Eugene Taylor

99.1	Press Release dated December 1, 2017

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017	FIRST HORIZON NATIONAL CORPORATION

	By:	/s/ William C. Losch III
		Name:	William C. Losch III
		Title:	Executive Vice President and
Chief Financial Officer